UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  January 29, 2013

Alliqua, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-29819	58-2349413
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

850 Third Avenue Suite 1801 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 218-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Alliqua, Inc.  (the "Company") is announcing a strategic realignment of the senior executive team.   On January 30, 2013, the Alliqua Board of Directors elected David Johnson, who joined the Board in December, 2012 and is currently the executive chairman of AquaMed Technologies, Inc., a wholly-owned subsidiary of the Company, to the position of chief executive officer of Alliqua, Inc.

Concurrently, James Sapirstein, who had been the chief executive officer of Alliqua, Inc., will become the chief executive officer of Alliqua BioMedical Inc., the Company’s wholly-owned subsidiary focused on introducing new active pharmaceutical ingredients into its hydrogel technology for the topical delivery of local and systemic therapies.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA, INC.

Dated: February 4, 2013	By:	/s/ Steven Berger
Name: Steven Berger
Title: Chief Financial Officer

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